UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  December 13, 2016

Ring Energy, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-36057	90-0406406
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

901 West Wall St., 3rd Floor Midland, Texas (Address of principal executive offices)	79707 (Zip Code)

(432) 682-7464

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07      Submission of Matters to a Vote of Security Holders.

On December 13, 2015, Ring Energy, Inc. (the “Company”) held its 2016 Annual Meeting of stockholders (the “Annual Meeting”), at which the Company’s stockholders voted on the following matters:

•	Election of six (6) directors to the Company’s Board of Directors to serve until the 2016 Annual Meeting of the Stockholders;

•	Non-binding, advisory vote to approve named executive officer compensation; and

•	Ratifying the appointment of Eide Bailly LLP as the Company’s independent registered public accounting firm.

As of the record date of November 18, 2015, the Company had 41,917,061 shares of common stock outstanding. A total of 27,321,339 shares (65.17%) were present at the Annual Meeting by proxy or in person.

All proposals were approved by the Company’s stockholders. The proposals are described in detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on November 25, 2016 (the “Proxy Statement”). The following tables provide the results of each voting proposal:

Proposal 1

The Company’s stockholders voted to re-elect Kelly Hoffman, David A. Fowler, Lloyd T. Rochford, Stanley M. McCabe, Anthony B. Petrelli, and Clayton E. Woodrum as directors of the Company. The votes for each were as follows:

Director	Votes For	Votes Against	Abstentions	Broker Non-Votes
Kelly Hoffman	26,586,668	636,484	98,187	0
David A. Fowler	26,845,943	377,144	98,252	0
Lloyd T. Rochford	14,702,390	12,520,697	98,252	0
Stanley M. McCabe	14,935,667	12,287,420	98,252	0
Anthony B. Petrelli	25,845,043	378,044	98,252	0
Clayton E. Woodrum	26,846,243	376,844	98,252	0

Proposal 2

The Company’s stockholders approved, on a non-binding advisory basis, the overall compensation of the Company’s named executive officers as disclosed in the Company’s Proxy Statement. The results of the proposal were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
15,333,925	11,774,225	213,189	0

Proposal 3

The Company’s stockholders ratified the appointment of Eide Bailly LLP as the Company’s independent registered public accounting firm for 2016. The results of the proposal were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
26,604,342	638,313	78,684	0

Item 7.01      Regulation FD Disclosure.

Pursuant to General Instruction B.2 of Form 8-K, the information in this Item 7.01 of Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise be subject to the liabilities of that section, and is not incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 8.01      Other Events.

As described in Item 5.07 of this Report, on December 13, 2015, the Company held its Annual Meeting at which our stockholders elected the directors listed above. At a Board of Directors’ meeting immediately following the Annual Meeting, the Board made the following committee assignments: Directors Woodrum, Petrelli, and McCabe shall serve on the Audit Committee, with Mr. Woodrum serving as Chairman. Directors Rochford and McCabe shall serve on the Compensation Committee, with Mr. Rochford serving as Chairman. Directors Rochford and McCabe shall serve on the Nominating and Corporate Governance Committee, with Mr. Rochford serving as Chairman. Directors Rochford and McCabe shall serve on the Executive Committee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ring Energy, Inc.

Date: December 19, 2016	By:	/s/ William R. Broaddrick
William R. Broaddrick
Chief Financial Officer